[MATTERHORN GROWTH FUND LOGO]



                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 1999

Dear Shareholders,

     The Matterhorn Growth Fund, Inc. has given shareholders a very good return for the year 1999. For the twelve months ended December 31, 1999, the Fund was up 23.09% compared to 20.79% for the Lipper Multi-Cap Core Fund Index (an index of stock mutual funds that by practice invest in a variety of market capitalization stocks, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time) and 21.04% for the S&P Index. For the six months ended December 31, 1999 (the period covered by this report), the Fund was up 5.51%, the Lipper Multi-Cap Core Fund Index was up 9.18% and the S&P 500 was up 7.70%.

     Rising worldwide economic activity and commensurate rising interest rates have dominated the direction of stocks in the last six months. Under these circumstances the market has voted in favor of technology stocks. In fact, if the technology stocks in the S&P 500 were excluded, the return for the year would have only been 2.0% versus the 21.04% including technology. Not only is technology deemed to be capable of generating predictable growth under a rising interest rate environment, but that growth is anticipated to be of sufficient magnitude that the discount rate (the price earnings ratio) is not at risk to higher interest rates. In some cases the market has pushed some of these stocks to levels that defy reality and create the risk of a severe correction.

     We believe technology is an appropriate area of emphasis and have stated this in the past. In fact we have added a leading computer service company, First Data Corporation, to the portfolio in the last six months. However, we also believe that a diversified portfolio of stocks, purchased at reasonable prices, is the appropriate strategy for long term appreciation. Consequently we continue to search for undervalued companies that will benefit from rising worldwide economic activity. To that point we have purchased Airborne Freight Company for the portfolio. As economic activity grows this company should benefit from the increased need for overnight shipments of both consumer and industrial products.

     Lastly the previous shareholder letter addressed our position on the health care industry. At that time we stated that on continued weakness we would consider adding to this area. We have subsequently purchased Abbott Laboratories. Under new aggressive management the company is positioning itself to accelerate its growth rate.

Sincerely Yours,

/s/ Gregory A. Church

Gregory A. Church
Portfolio Manager

                        THE MATTERHORN GROWTH FUND, INC.


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Shares         COMMON STOCKS: 98.8%                                      Value
--------------------------------------------------------------------------------

               BANKING: 2.1%
 6,000         First Union Corporation ...........................     $ 196,875
                                                                       ---------
               CHEMICALS: 2.3%
 6,000         Monsanto Company ..................................       213,750
                                                                       ---------
               DIVERSIFIED OPERATIONS: 2.1%
 3,500         FMC Corporation* ..................................       200,594
                                                                       ---------
               ELECTRICAL EQUIPMENT: 8.8%
10,000         Arrow Electronics, Inc.* ..........................       253,750
 3,000         Corning Incorporated ..............................       386,812
 6,000         Thomas & Betts Corporation ........................       191,250
                                                                       ---------
                                                                         831,812
                                                                       ---------
               HOUSEHOLD PRODUCTS: 6.3%
 5,000         Gillette Company ..................................       205,938
 6,000         Kimberly-Clark Corporation ........................       391,500
                                                                       ---------
                                                                         597,438
                                                                       ---------
               INSURANCE: 5.9%
 4,000         Chubb Corporation .................................       225,250
 4,000         Everest Reinsurance Holdings, Inc .................        89,250
 5,000         The Hartford Financial Service Group, Inc .........       236,875
                                                                       ---------
                                                                         551,375
                                                                       ---------
               INTERNET SERVICE: 1.1%
 2,500         At Home Corporation* ..............................       107,344
                                                                       ---------
               MEDIA & ENTERTAINMENT: 4.1%
 5,000         MediaOne Group, Inc.* .............................       384,062
                                                                       ---------
               NEWSPAPERS: 5.1%
 6,000         A. H. Belo Corporation Class A ....................       114,375
 7,000         Media General, Inc. Class A .......................       364,000
                                                                       ---------
                                                                         478,375
                                                                       ---------

                        THE MATTERHORN GROWTH FUND, INC.

--------------------------------------------------------------------------------
 Shares                                                                  Value
--------------------------------------------------------------------------------

                OFFICE EQUIPMENT: 33.4%
  5,000         Computer Associates International, Inc ...........    $  349,688
  5,000         First Data Corporation ...........................       246,563
  4,000         Hewlett-Packard Company ..........................       455,750
  3,500         LSI Logic Corporation* ...........................       236,250
 20,500         Sun Microsystems, Inc.* ..........................     1,586,187
 12,200         Xerox Corporation ................................       276,787
                                                                      ----------
                                                                       3,151,225
                                                                      ----------
                PHARMACEUTICALS: 20.1%
 10,000         Abbott Laboratories ..............................       363,125
  6,000         Eli Lilly and Company ............................       399,000
  6,000         Johnson & Johnson ................................       558,750
 11,000         Rite Aid Corporation .............................       123,063
  7,000         Smithkline Beecham Plc ADR .......................       451,062
                                                                      ----------
                                                                       1,895,000
                                                                      ----------
                RAILROADS: 2.3%
  5,000         Union Pacific Corporation ........................       218,125
                                                                      ----------
                RESTAURANTS: 3.3%
 15,000         Wendy's International, Inc .......................       309,375
                                                                      ----------
                TRANSPORTATION: 1.9%
  8,000         Airborne Freight Corporation .....................       176,000
                                                                      ----------
                Total Common Stocks (Cost $6,795,155) ............     9,311,350
                                                                      ----------

                        THE MATTERHORN GROWTH FUND, INC.

--------------------------------------------------------------------------------
 Shares         INVESTMENT COMPANY SECURITIES: 1.1%                     Value
--------------------------------------------------------------------------------

103,832         Firstar Stellar Treasury Money Market
                 Fund (cost $103,832) ............................   $  103,832
                                                                     ----------
                Total Investments in Securities
                 (cost $6,898,987**): 99.9% ......................    9,415,182
                Other assets less liabilities:  0.1% .............       10,458
                                                                     ----------
                Total Net Assets: 100.0% .........................   $9,425,640
                                                                     ==========
* Non-income producing security.

ADR - American depositary receipt.

** At December 31, 1999, the cost of securities for federal income tax purposes was the same. Gross unrealized appreciation and depreciation of securities based on cost for federal income tax were as follows:

                Gross unrealized appreciation                       $ 3,104,492
                Gross unrealized depreciation                          (588,297)
                                                                    -----------
                   Net unrealized appreciation                      $ 2,516,195
                                                                    ===========



See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999 (UNAUDITED)
----------------------------------------------------------------------

ASSETS
  Investments in securities, at value (identified
    cost $6,898,987) ............................................   $ 9,415,182
  Receivables:
        Investment securities sold ..............................       159,662
        Fund shares sold ........................................         2,903
        Dividends and interest ..................................        10,304
  Prepaid expenses ..............................................         7,624
  Other assets ..................................................         2,465
                                                                    -----------
        Total Assets ............................................     9,598,140
                                                                    -----------
LIABILITIES
  Payables:
    Fund shares redeemed ........................................         2,674
    Investment securities purchased .............................       109,288
  Due to Adviser (Note 3) .......................................         7,879
  Due to Distributor (Note 3) ...................................         1,970
  Other accrued expenses ........................................        50,689
                                                                    -----------
        Total Liabilities .......................................       172,500
                                                                    -----------

NET ASSETS ......................................................   $ 9,425,640
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($9,425,640/1,211,384 shares outstanding;
  100,000,000 shares authorized with $ 001 par value) ...........   $      7 78
                                                                    ===========
SOURCES OF NET ASSETS
  Paid-in capital ...............................................   $ 6,895,717
  Accumulated net investment loss ...............................       (96,736)
  Accumulated net realized gain on investments ..................       110,464
  Net unrealized appreciation on investments ....................     2,516,195
                                                                    -----------
        Net assets ..............................................   $ 9,425,640
                                                                    ===========

See Notes to Financial Statements.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
----------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ....................................................    $  51,857
    Interest .....................................................        6,666
                                                                      ---------
        Total investment income ..................................       58,523
                                                                      ---------
  Expenses
    Advisory fees (Note 3) .......................................       45,579
    Administration fees (Note 3) .................................       20,111
    Professional fees ............................................       16,941
    Transfer agent fees ..........................................       12,332
    Distribution fees (Note 3) ...................................       11,395
    Accounting fees ..............................................        9,093
    Registration fees ............................................        7,962
    Auditing fees ................................................        7,738
    Directors fees ...............................................        5,319
    Reports to shareholders ......................................        5,804
    Custody fees .................................................        4,400
    Legal fees ...................................................        4,836
    Insurance ....................................................          502
    Miscellaneous ................................................        3,247
                                                                      ---------
        Total expenses ...........................................      155,259
                                                                      ---------
        NET INVESTMENT LOSS ......................................      (96,736)
                                                                      ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ...............................      498,036
  Net change in unrealized appreciation of investments ...........       93,764
                                                                      ---------
        Net realized and unrealized gain on investments ..........      591,800
                                                                      ---------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 495,064
                                                                      =========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Six Months            Year
                                                                   Ended               Ended
                                                             December 31, 1999*    June 30, 1999
                                                             ------------------    -------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment loss ......................................      $   (96,736)        $  (178,144)
Net realized gain on investments .........................          498,036             181,185
Net change in unrealized appreciation
 of investments ..........................................           93,764           1,611,440
                                                                -----------         -----------
    NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .....................................          495,064           1,614,481
                                                                -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments .........................         (387,572)         (1,038,914)
Return of capital ........................................               --             (29,388)
                                                                -----------         -----------
    NET DECREASE FROM DISTRIBUTIONS ......................         (387,572)         (1,068,302)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................................          197,109             243,286
Net asset value of shares issued on reinvestment
 of distributions ........................................          371,873             993,642
Cost of shares redeemed ..................................         (442,360)         (1,614,742)
                                                                -----------         -----------
    NET INCREASE (DECREASE) FROM CAPITAL SHARE
     TRANSACTIONS ........................................          126,622            (377,814)
                                                                -----------         -----------

      TOTAL INCREASE IN NET ASSETS .......................          234,114             168,365

NET ASSETS
Beginning of year ........................................        9,191,526           9,023,161
                                                                -----------         -----------
END OF PERIOD ............................................      $ 9,425,640         $ 9,191,526
                                                                ===========         ===========
CHANGES IN FUND SHARES
Shares sold ..............................................           25,956              34,753
Shares issued on reinvestment of distributions............           49,386             151,701
Shares redeemed ..........................................          (57,492)           (231,096)
                                                                -----------         -----------
Net increase (decrease) ..................................           17,850             (44,642)
                                                                ===========         ===========

* Unaudited.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended                     Years Ended June 30,
                                                    December 31,  -----------------------------------------------
                                                       1999#      1999       1998       1997      1996(a)    1995
                                                      ------     ------    -------    -------     ------    ------
Net asset value, beginning of year ................   $ 7.70     $ 7.29    $  6.82    $  7.00     $ 6.88    $ 5.87
                                                      ------     ------    -------    -------     ------    ------
Income from investment operations:
  Net investment loss .............................    (0.02)     (0.15)     (0.11)     (0.07)     (0.12)    (0.17)
  Net realized and unrealized gain on
    investments....................................     0.43       1.52       0.85       0.74       0.85      1.28
                                                      ------     ------    -------    -------     ------    ------
Total from investment operations ..................     0.41       1.37       0.74       0.67       0.73      1.11
                                                      ------     ------    -------    -------     ------    ------
Less distributions:
  From net realized gains .........................    (0.33)     (0.93)     (0.27)     (0.85)     (0.61)    (0.10)
  Return of capital ...............................       --      (0.03)        --         --         --        --
                                                      ------     ------    -------    -------     ------    ------
Total distributions ...............................    (0.33)     (0.96)     (0.27)     (0.85)     (0.61)    (0.10)
                                                      ------     ------    -------    -------     ------    ------
Net asset value, end of period ....................   $ 7.78     $ 7.70    $  7.29    $  6.82     $ 7.00    $ 6.88
                                                      ======     ======    =======    =======     ======    ======
Total return ......................................     5.51%     21.10%     11.22%     10.81%     11.60%    19.32%

Ratios/supplemental data:
Net assets, end of period (000's omitted) .........   $9,426     $9,192    $ 9,023    $ 9,213     $8,816    $8,993

Ratio to average net assets:
  Expenses (excluding interest) ...................     3.40%+     3.57%      3.65%      4.00%      4.21%     4.62%
  Interest expense ................................       --         --         --         --       0.02      0.56
                                                      ------     ------    -------    -------     ------    ------
  Total expense ...................................     3.40%+     3.57%      3.65%      4.00%**    4.23%     5.18%
                                                      ======     ======    =======    =======     ======    ======
  Net investment loss .............................    (2.12)%+   (2.12)%    (1.32)%    (1.23)%    (1.64)%   (2.50)%
                                                      ======     ======    =======    =======     ======    ======

Portfolio turnover rate ...........................    39.00%     68.93%    115.28%    137.38%     88.32%    72.11%

BANK LOANS
Amount outstanding at end of period
 (000's omitted)...................................      --         --         --         --         --     $  366
Average amount of bank loans outstanding during
 the period (monthly average) (000's omitted)......      --         --         --         --     $   12     $  456
Average number of shares outstanding during
 the period (monthly average) (000's omitted)*.....      --         --         --         --      1,306      1,369
Average amount of debt per share during
 the period........................................      --         --         --         --     $ 0.01     $ 0.33

----------
#   Unaudited.
+   Annualized.
*   Based on average month-end shares outstanding.
** In the absence of the expense reimbursement, expenses would have been 4.17% of average net assets for the year ended June 30, 1997.
(a) On March 15, 1996, the investment adviser changed and Matterhorn Asset Management Corporation became the Fund's investment adviser.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Matterhorn Growth Fund, Inc. (the "Fund") was incorporated in the state of Maryland on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities traded on an exchange or Nasdaq are valued daily based upon their last sale price, or if there has been no sale that day, at the mean between the last bid and asked prices, and at the closing bid price for other securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities are valued at fair value as determined in good faith by the Board of Directors.

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The method for determining the cost of securities sold is specific identification.

          It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

     C. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

     D. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY AGREEMENTS. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The advisory fee paid to the Adviser for the six months ended December 31, 1999 totaled $45,579.

          The Fund is responsible for its own operating expenses, as defined.

     B. DISTRIBUTION AGREEMENTS. Bainbridge Securities Inc. ("Bainbridge") acts as distributor for shares of the Fund pursuant to a Distribution Agreement. Bainbridge is an affiliate of the Adviser. On November 22, 1999, the Fund terminated its agreement with Cumberland Brokerage Corporation, formerly a co-distributor.

     C. DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bainbridge as compensation for its services rendered.

     D. ADMINISTRATION AGREEMENT. Pursuant to an administration agreement with Investment Company Administration, L.L.C. ("Administrator"), the Fund pays the Administrator a monthly fee for its services at the annual rate of 0.10% of the Fund's average daily net assets subject to a minimum annual fee of $40,000.

     E. OTHER. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended December 31, 1999, purchases and sales of securities other than short-term securities aggregated $3,859,957 and $3,446,259 respectively.

                         CHANGE IN CERTIFYING ACCOUNTANT
--------------------------------------------------------------------------------


     On August 13, 1999, McGladrey & Pullen, LLP, resigned as independent auditors of the Fund.

     None of the reports of McGladrey & Pullen, LLP on the financial statements of the Fund for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's two most recent fiscal years and subsequent interim period preceding the resignation of McGladrey & Pullen, LLP, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, with disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused it to make reference to the subject matter of disagreement in connection with its report. None of the reportable events listed in Item 304 (a) (1) (v) of Regulation S-K occurred with respect to the Fund during the Fund's two most recent fiscal years and the subsequent interim period preceding the resignation of McGladrey & Pullen, LLP.

     On September 22, 1999, the Fund upon the recommendation of the Audit Committee of the Board of Directors, engaged Tait, Weller & Baker as its independent auditors.

     During the Fund's two most recent fiscal years and the subsequent interim period preceding the engagement of Tait, Weller & Baker, neither the Fund nor anyone on its behalf consulted Tait, Weller & Baker regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Fund's financial statements, and no written or oral advice concerning same was provided to the Fund that was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue.

                               INVESTMENT ADVISER

                     Matterhorn Asset Management Corporation
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067

                                   DISTRIBUTOR

                           Bainbridge Securities Inc.
                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT

                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Happauge, New York 11788
                                 1-800-637-3901


THIS REPORT IS INTENDED FOR SHAREHOLDERS OF THE FUND AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.